UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021 (August 30, 2018)

ARC GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54226	59-3649554
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1409 Kinsley Ave., Ste. 2 Orange Park, FL	32073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 741-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE:	This amendment to the Form 8-K Current Report initially filed on August 30, 2018 is filed to provide the required financial statements pertaining to the Fat Patty’s Acquisition (as explained below).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 5, 2018, ARC Group, Inc. (the “Company”) announced in a Current Report on Form 8-K various transactions that we hereby incorporate by reference (the “Company’s Fat Patty’s Announcement”).

On September 5, 2018, the Company’s Fat Patty’s Announcement disclosed that on August 30, 2018, the Company completed its acquisition of all of the assets associated with the Fat Patty’s restaurant franchise (“Fat Patty’s”) pursuant to the terms of that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), dated August 3, 2018, by and among the Company, CSA, Inc., a West Virginia corporation, CSA Investments, LLC, a West Virginia limited liability company, CSA of Teays Valley, Inc., a West Virginia corporation, CSA, Inc. of Ashland, a Kentucky corporation, Fat Patty’s, LLC, a West Virginia limited liability company, and Clint Artrip, an individual (the “Fat Patty’s Acquisition”).

On September 5, 2018, the Company’s Fat Patty’s Announcement disclosed that on August 30, 2018, the Company completed its previously announced sale of all of the real property acquired in the Fat Patty’s Acquisition to Store Capital Acquisitions, LLC, a Delaware limited liability company (“Store Capital”), pursuant to the terms of that certain Purchase and Sale Agreement (the “Purchase and Sale Agreement”; together with the Asset Purchase Agreement, the “Purchase Agreements”), dated August 3, 2018, with Store Capital. The real property consists of the four properties upon which the Fat Patty’s restaurants acquired in the Asset Acquisition are located (collectively, the “Properties”).

On September 5, 2018, the Company’s Fat Patty’s Announcement disclosed that on August 30, 2018, the Company entered into a secured convertible promissory note (the “Note”) with Seenu G. Kasturi pursuant to which the Company borrowed $622,929.17 to help finance the Fat Patty’s Acquisition. All principal and accrued but unpaid interest is due and payable by the Company in full on the earlier of (i) the fifth (5th) anniversary of the date of the Note, or (ii) the date that Mr. Kasturi demands repayment in full by providing written notice thereof to the Company. Interest accrues at the rate of six percent per annum and is payable in full on the maturity date. Mr. Kasturi has the right, at any time during the term of the Note and from time to time, to convert all of any portion of the outstanding principal of the Note, together with accrued and unpaid interest payable thereon, into shares of the Company’s Class A common stock, par value $0.01 per share (“Common Stock”) at a conversion rate of $1.36 per share. The note is secured by all of the assets of the Company.

Mr. Kasturi serves as the CEO and Chairman of the Board of Directors for ARC Group and owns approximately 6.8% of the issued and outstanding shares of Common Stock and 100% of the issued and outstanding shares of Series A Convertible Preferred Stock.

Also on August 30, 2018, the Company entered into a master lease agreement (the “Master Lease”) with Store Capital pursuant to which the Company leased each of the Properties from Store Capital. The initial term of the lease expires on August 31, 2038. The Company has the option to extend the term of the lease for four additional successive periods of five years each. The aggregate base annual rent is $876,875 and is subject to annual increases commencing September 1, 2019 in an amount equal to the lesser of: (i) 1.75%, or (ii) 1.25 times the change in the Consumer Price Index. The Company is responsible for all costs and obligations relating to the Properties. The transactions contemplated by the Purchaser Agreements, the Note and the Master Lease are sometimes referred to herein collectively as the “Transactions”.

The Purchase Agreements, the Note and the Master Lease (the “Transaction Agreements”) have been included solely to provide readers with information regarding their respective terms. They are not intended to be a source of financial, business or operational information about the parties thereto or their respective subsidiaries or affiliates, if any. The representations, warranties and covenants contained in the Transaction Agreements were made solely for purposes of the agreements and as of specific dates, were made solely for the benefit of the parties thereto, and may be subject to qualifications and limitations agreed upon by the parties, including being qualified by confidential disclosures. The representations, warranties and covenants may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to the agreements that differ from those applicable to readers. Readers should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Transaction Agreements or their respective subsidiaries or affiliates, if any. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Agreements, which subsequent information may or may not be fully reflected in the Company’s filings with the Securities and Exchange Commission (“SEC”) or other public disclosures.

The foregoing description of the Asset Purchase Agreement, Purchase and Sale Agreement, Note and Master Lease does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement and Purchase and Sale Agreement, which were filed as Exhibits 2.1 and 10.1, respectively, to the Company’s current Report on Form 8-K filed with the SEC on August 9, 2018, and incorporated by reference herein, and to the Note and Master Lease, copies of which were filed as Exhibits 10.2 and 10.3, respectively, on September 5, 2018 in the Company’s Fat Patty’s Announcement and incorporated by reference herein. We hereby amend that September 5, 2018 Current Report to include the Audited Financial Statements of CSA, Inc. and Affiliates

Item 9.01	Financial Statements and Exhibits.

(a)	Audited Financial Statements of CSA, Inc. and Affiliates d.b.a. Fat Patty’s filed herewith as Exhibit 99.1 are for the fiscal years ended December 31, 2018 and 2017.
(b)	Audited Financial Statements of CSA, Inc. and Affiliates d.b.a. Fat Patty’s filed herewith as Exhibit 99.2 are for the fiscal years ended December 31, 2017 and 2016.
(c)	Exhibits

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated August 3, 2018, by and among ARC Group, Inc., CSA, Inc., CSA Investments, LLC, CSA of Teays Valley, Inc., CSA, Inc. of Ashland, Fat Patty’s, LLC and Clint Artrip (incorporated by reference to Exhibit 2.1 to ARC Group, Inc.’s Current Report on Form 8-K filed with the SEC on August 9, 2018)*

10.1	Purchase and Sale Agreement, dated August 3, 2018, by and between ARC Group, Inc. and Store Capital Acquisitions, LLC (incorporated by reference to Exhibit 2.1 to ARC Group, Inc.’s Current Report on Form 8-K filed with the SEC on August 9, 2018)

10.2	Secured Convertible Promissory Note, dated August 30, 2018, by and between ARC Group, Inc. and Seenu G. Kasturi (as filed with the Commission on September 5, 2018)

10.3	Master Lease Agreement, dated August 30, 2018, by and between ARC Group, Inc. and Store Capital Acquisitions, LLC (as filed with the Commission on September 5, 2018)

99.1	Audited Financial Statements of CSA, Inc. and Affiliates d.b.a. Fat Patty’s for the fiscal years ended December 31, 2018 and 2017.

99.2	Audited Financial Statements of CSA, Inc. and Affiliates d.b.a. Fat Patty’s for the fiscal years ended December 31, 2017 and 2016.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2021

ARC GROUP, INC.

By:	/s/ Seenu Kasturi
Name:	Seenu Kasturi
Title:	Chief Executive Officer